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Exhibit 23.3

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We consent to the inclusion in this Amendment No. 1 to the Registration Statement (No. 333-136861) on Form S-4 of our report dated January 16, 2006, on our audit of the financial statements of Amboy Aggregates (A Joint Venture) as of December 31, 2005 and 2004 and for the three years in the period ended December 31, 2005. We also consent to the reference to our Firm under the caption "Experts".

/s/ J.H. COHN LLP
Roseland, New Jersey October 11, 2006

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  Exhibit 23.3
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS